SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 27, 1997

     Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of June 1, 1997 providing for, inter alia, the issuance of Mortgage Pass- Through Certificates, Series 1997-S8)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  333-4846           75-2006294
  (State or other jurisdiction   (Commission)      (I.R.S. employer
  of incorporation)               file number)     identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (612) 832-7000



          (Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                       Sequentially
                                         Numbered
Exhibit                                   Exhibit
Number                                      Page


10.1 Pooling and Servicing Agreement, dated as of June 1, 1997 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.




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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



                                    By:
                                    Name: Randy Van Zee
                                    Title:  Vice President


Dated:  June 27, 1997


                                        3

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                                  Exhibit 10.1




                         Pooling and Servicing Agreement





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                                        2

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